9. LONG-TERM PAYABLES - Mortgage financing arrangement (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Total amounts due under mortgage financing arrangement	$ 1,619	$ 2,338
Less: Unrealized interest expense	(78)	(160)
Net amounts due under mortgage financing arrangement	1,619	2,338
Amounts due under mortgage financing arrangement, current	(1,460)	(1,436)
Long-term payables, non-current	$ 159	$ 902